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                         CONSENT OF INDEPENDENT AUDITORS





The Trustees and Shareholders
ARK Funds


We consent to the use of our report dated June 6, 1997, incorporated herein by reference in this Registration Statement on Form N-14.





                                                           KPMG Peat Marwick LLP



Boston, Massachusetts
May 27, 1998